                                  EXHIBIT 10.4

      TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR Agreement") dated as of March 6, 1998, of the 364-day Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994, among EG&G, INC., a Massachusetts corporation (the "Company"), the Borrowing Subsidiaries (as such term is defined therein; together with the Company, the "Borrowers"), the financial institutions listed in Schedule 2.01 hereto under the caption "Lenders" (the "Lenders") and THE CHASE MANHATTAN BANK (as successor to Chemical
Bank), a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New Credit Agreement (as defined below).


      WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to a 364-day Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994 (as amended, the "Original Credit Agreement");

      WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

      WHEREAS, the Lenders are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein.


      NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 3 hereof:

      (a) the Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Original Credit Agreement except as expressly set forth below.

      (b) The heading of the New Credit Agreement shall read as follows:

          "364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of March 6, 1998, among EG&G, INC., a Massachusetts corporation (the "Company"), the Borrowing Subsidiaries (as such term is defined herein; together with the Company, the "Borrowers"), the lenders listed in Schedule 2.01 (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent")."

and all references to the "Closing Date" in the New Credit Agreement shall be deemed to refer to March 6, 1998.

      (c) (i) The definition of "Amendment Effective Date" is hereby deleted in its entirety.

          (ii) The definition of "Maturity Date" in Section 1.01 of the New Credit Agreement shall read as follows:

"'Maturity Date' shall mean March 5, 1999."

      (d) The reference to "March 31, 1996" in Section 2.05(a) of the Original Credit Agreement shall be changed to a reference to "March 31, 1998" in the New Credit Agreement.

      (e) Section 3.04(a) of the New Credit Agreement shall read as follows:

          "The Company has heretofore furnished to the Administrative Agent and the Lenders copies of its consolidated financial statements as of and for the fiscal year ended December 31, 1996, and as of and for the period of nine months ended September 30, 1997. Such financial statements present fairly, in all material respects, the consolidated financial condition and the results of operations of the Company as of such dates and for such periods in accordance with GAAP."

      (f) Section 4.02(d) of the New Credit Agreement shall read as follows:

          "The commitments under the 364-day Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994, among the Borrowers, the lenders party thereto and The Chase Manhattan

          Bank, as administrative agent shall have been terminated and all principal, interest and other amounts outstanding thereunder (including all Fees accrued thereunder to the Closing Date) shall have been paid in full."

      (g) The references to "March 21, 1994" in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit C, Exhibit D-1, Exhibit D-2 and Exhibit E of the Original Credit Agreement shall be changed to references to "March 6, 1998" in the New Credit Agreement.

      (h) Schedule 2.01 to the New Credit Agreement shall be in the form of
Schedule 2.01 to this TRR Agreement.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders that:

      (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms.

      (b) The representations and warranties set forth in Article III of the New Credit Agreement, after giving effect to this TRR Agreement, are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

      SECTION 3. CONDITIONS TO EFFECTIVENESS. This TRR Agreement shall become effective as of March 6, 1998 (the "Effective Date") upon the occurrence of the following conditions precedent:

      (a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

      (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, favorable written opinions of General Counsel for the Company, substantially to the effect set forth in Exhibit D-1 of the Original Credit Agreement but referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the Transactions as the Administrative Agent shall reasonably request, and the Company hereby instructs such General Counsel to deliver such opinions.

      (c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

      (d) The Administrative Agent shall have received on the date hereof (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Company as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Company dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Company have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of the Company;
(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

      (e) The Administrative Agent shall have received a certificate, dated the date hereof and signed by a Financial Officer of the Company, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of
Section 2.

         (f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

       SECTION 4. APPLICABLE LAW. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

       SECTION 5. ORIGINAL CREDIT AGREEMENT. Until the occurrence of the Effective Date as provided in Section 3 hereof, the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all Fees and interest accruing under the Old Credit Agreement shall continue to accrue at the rates provided for therein.

       SECTION 6. COUNTERPARTS. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

       SECTION 7. EXPENSES. The Company agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this TRR Agreement including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                      EG&G, INC,

                                      by
                                      /s/ Daniel T. Heaney
                                      ---------------------
                                      Name:  Daniel T. Heaney
                                      Title: Treasurer


                                      THE CHASE MANHATTAN BANK,
                                      individually and as
                                      Administrative Agent,

                                      by
                                      /s/ Carol A. Ulmer
                                      -----------------------
                                      Name:  Carol A. Ulmer
                                      Title: Vice President

                                      BANKBOSTON, N.A.,


                                      by
                                      /s/ Harvey H. Thayer
                                      -------------------------------
                                      Name:  Harvey H. Thayer
                                      Title: Director


                                      DRESDNER BANK AG, NEW YORK
                                      and Grand Cayman Branches

                                      by
                                      /s/ Anthony J. Berti
                                      -------------------------------
                                      Name:  Anthony J. Berti
                                      Title: Assistant Treasurer

                                      by
                                      /s/ B. Craig Erickson
                                      -------------------------------
                                      Name:  B. Craig Erickson
                                      Title: Vice President


                                      THE FIRST NATIONAL BANK OF
                                      CHICAGO,

                                      by
                                      /s/ Paul Chao
                                      -------------------------------
                                      Name:  Paul Chao
                                      Title: Vice President


                                      THE NORTHERN TRUST COMPANY,

                                      by
                                      /s/ James F. McArdle
                                      -------------------------------
                                      Name:  James F. McArdle
                                      Title: Vice President


                                      ROYAL BANK OF CANADA,

                                      by
                                      /s/ Charles Romano
                                      -------------------------------
                                      Name:  Charles Romano
                                      Title: Manager


                                      SOCIETE GENERALE

                                      by
                                      /s/ Michelle Martin
                                      -------------------------------
                                      Name:  Michelle Martin
                                      Title: Assistant Vice President

                                      STANDARD CHARTERED BANK,

                                      by
                                      /s/ Kristina McDavid
                                      ----------------------------
                                      Name:  Kristina McDavid
                                      Title: Vice President

                                      by
                                      /s/ David D. Cutting
                                      ----------------------------
                                      Name:  David D. Cutting
                                      Title: Senior Vice President


                                      WACHOVIA BANK, N.A.

                                      by
                                      /s/ John P. Rafterty
                                      ----------------------------
                                      Name:  John P. Rafterty
                                      Title: Senior Vice President

                                  SCHEDULE 2.01


         LENDERS                                      COMMITMENT

         The Chase Manhattan Bank                    $16,000,000
         BankBoston, N.A.                            $10,500,000
         Dresdner Kleinwort Benson                   $10,500,000
         The First National Bank of Chicago          $10,500,000
         The Northern Trust Company                  $10,500,000
         Royal Bank of Canada                        $10,500,000
         Societe Generale                            $10,500,000
         Standard Chartered Bank                     $10,500,000
         Wachovia Bank, N.A.                         $10,500,000

